INTEGRAMED AMERICA, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                 ---------------

To: <<name>>:

                  We are pleased to notify you that by the determination of the Board of Directors (hereinafter called the "Board") a non-qualified stock option to purchase <<shares>> shares of the Common Stock of IntegraMed America, Inc. (herein called the "Company") at a price of <<price>> per share has this
<<date>> day of <<month>> 2002 been granted to you under the Company's 2000
Long-Term Compensation Plan (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

                  1. Purpose of Option.

                  The purpose of the Plan under which this non-qualified stock option has been granted is to further the growth and development of the Company, its direct and indirect subsidiaries, and the entities with which the Company collaborates to deliver services (hereinafter, "Collaborating Entities") by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

                  2. Acceptance of Option Agreement.

                  Your execution of this non-qualified stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

                  3. When Option May Be Exercised.

                  The option granted you hereunder may not be exercised for a period of one year from the date of its grant by the Board as set forth above. Thereafter, 50% of the Aggregate Number shall be first exercisable one year from the date of grant and the balance shall be exercisable two years from the date of grant. This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ten years from the date of grant whether or not it has been duly exercised, unless sooner terminated as provided in paragraphs 5, 6 and 7 hereof.

                  4.       How Option May Be Exercised

                  This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or check to the order of the Company for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes; provided, however, with the consent of the Board or such officer of the Company as may be authorized by the Board from time to time, the purchase price and such amount, if any, as is required for withholding taxes may be paid by the surrender of Common Stock in good form for transfer owned by the person exercising the Option and having a Fair Market value (as defined in the Plan) on the date of exercise equal to the purchase price and such amount, if any, as is required for withholding taxes, or in any combination of cash and Common Stock so long as the total of the cash so paid and the Fair Market Value of the Common Stock equals the purchase price and such amount, if any, as is required for withholding taxes, and the Common Stock so surrendered, if originally issued to you upon exercise of an option granted by the Company, shall have been held by you for more than six (6) months. Any Common Stock delivered in satisfaction of all or any portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No shares shall be issued until full payment therefor has been made, and any withholding obligation of the Company has been satisfied.

                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

                  Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a stockholder with respect to shares subject to this option.

                  You shall promptly advise the Company of any sale of shares of Common Stock issued upon exercise of this option which occurs within one year from the date of the exercise of this option relating to the issuance of such shares.

                  5. Termination of Employment.

                  If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability or, if a non-employee, your engagement by the Company (or a subsidiary) or employment by or engagement with a Collaborating Entity is terminated for any reason, this option shall terminate, lapse and expire on the date falling three months after termination of such employment or engagement, but in no event subsequent to the expiration date of this option.

                  6. Disability.

                  If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within one year from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs on or prior to the expiration date of this option.

                  7. Death.

                  If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability or within three months after termination of your employment for any other reason, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within one year from the date of your death, but in no event subsequent to the expiration date of this option.

                  8. Non-Transferability of Option.

                  This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

                  9. Adjustments upon Changes in Capitalization.

                  If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Board whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

                  10. Subject to Terms of the Plan.

                  This non-qualified stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Board shall be conclusive.

                  11. Tax Status.

                  This option does not qualify as an "incentive stock option" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a non-qualified stock option and your exercise of such an option should be discussed with your tax counsel.


                                       Sincerely yours,

                                       INTEGRAMED AMERICA, INC.


                                       By:
                                           -----------------------------------
                                           Gerardo Canet
                                           President and Chief Executive Officer

Agreed to and accepted this
___ day of _________, 200_.


---------------------------
Signature of Optionee